UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 25, 2017
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THE GOLDFIELD CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________________

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL 32901
(Address of principal executive offices and Zip Code)
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Registrant’s telephone number, including area code (321) 724-1700
 ___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
Annual Meeting of Stockholders
On May 25, 2017, The Goldfield Corporation (the “Company”) held its 2017 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders elected five directors nominated by the Company’s Board of Directors and ratified or approved the following proposals described in the Company’s Proxy Statement dated April 19, 2017 and previously filed with the Securities and Exchange Commission.

I.	Election of Five Directors
The stockholders of the Company elected five directors nominated by the Company’s Board of Directors. The voting results are set forth below:

Name	For	Withheld	Broker Non-Votes
David P. Bicks	6,488,112	5,578,597	8,443,206
Harvey C. Eads, Jr.	11,229,191	837,518	8,443,206
John P. Fazzini	11,220,115	846,594	8,443,206
Danforth E. Leitner	10,918,852	1,147,857	8,443,206
John H. Sottile	10,770,835	1,295,874	8,443,206

II.	Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2017
The stockholders of the Company ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2017. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
19,910,046	403,606	196,263	—
These items were the only matters voted upon at the Annual Meeting.

Item 7.01	Regulation FD Disclosure.
Attached hereto as Exhibit 99.1 are the comments presented at the Annual Meeting, which was held at the Hilton Melbourne Rialto Place, 200 Rialto Place, Melbourne, Florida 32901 on Thursday, May 25, 2017 at 9:00 a.m. local time.
The information in this Item 7.01, and in Exhibit 99.1 attached to this form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this Item 7.01, such Exhibit 99.1 or any of the information contained therein be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description of Exhibit

99.1
Press release, dated May 25, 2017, providing the comments presented at The Goldfield Corporation’s 2017 annual meeting of stockholders, by Mr. John H. Sottile, the company’s President and Chief Executive Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2017

THE GOLDFIELD CORPORATION

By:	/s/ STEPHEN R. WHERRY
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1
Press release, dated May 25, 2017, providing the comments presented at The Goldfield Corporation’s 2016 annual meeting of stockholders, by Mr. John H. Sottile, the company’s President and Chief Executive Officer.

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